UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2014

HEALTH ENHANCEMENT PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30415	87-0699977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2804 Orchard Lake Road, Suite 202, Keego Harbor, Michigan 48320
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 452-9866

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 14, 2014 the Company released the President’s Report To Shareholders dated October 14, 2014, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – President’s Report to Shareholders dated October 14, 2014

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ENHANCEMENT PRODUCTS, INC.

Date: October 14, 2014

By: /s/ PHILIP M, RICE II

Philip M. Rice, II, Chief Financial Officer

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